As filed with the Securities and Exchange Commission on July 17, 2007

File Nos. 033-12113

811-05028

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Investment Company Act of 1940	☒

Amendment No. 154	☒

PIMCO Funds

(Exact Name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Ernest L. Schmider Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660

(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 154 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 811-05028) (the “Registration Statement”) is being filed to amend and supplement and make other non-material changes to the Trust’s Amendment No. 153 under the Investment Company Act of 1940, as amended (the “1940 Act”), filed on June 29, 2007, as pertaining to the U.S. Government Sector Portfolio and U.S. Government Sector Portfolio II, each a series of the Trust’s Private Account Portfolio Series. This amendment does not affect the currently effective Offering Memorandum and Offering Memorandum Supplement as it relates to other series of the Trust’s Private Account Portfolio Series.

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the “1933 Act”) because such shares will be issued by the Registrant solely in private placement transactions that do not involve any “public offering” within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC who maintain separately managed private accounts, and who are also “accredited investors,” as defined in Regulation D under the 1933 Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO FUNDS

PRIVATE ACCOUNT PORTFOLIO SERIES

Amendment dated July 17, 2007 to the

Offering Memorandum dated June 29, 2007

Disclosure Relating to the PIMCO U.S. Government Sector Portfolio and the

PIMCO U.S. Government Sector Portfolio II

Effective July 16, 2007, Stephen Rodosky replaced James M. Keller as portfolio manager to the U.S. Government Sector Portfolio and U.S. Government Sector Portfolio II.

Therefore, effective immediately, the section of the table on page 18 providing information with respect to James M. Keller’s management of the U.S. Government Sector Portfolio and U.S. Government Sector Portfolio II is deleted, and is replaced by the following:

Portfolio	Portfolio Manager	Since	Recent Professional Experience
U.S. Government Sector U.S. Government Sector II	Stephen Rodosky	7/07	Executive Vice President, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Investors Should Retain This Amendment For Future Reference

PIMCO FUNDS

PRIVATE ACCOUNT PORTFOLIO SERIES

Amendment dated July 17, 2007 to the

Offering Memorandum Supplement dated June 29, 2007

Disclosure Relating to the PIMCO U.S. Government Sector Portfolio and the

PIMCO U.S. Government Sector Portfolio II

Effective July 16, 2007, Stephen Rodosky replaced James M. Keller as portfolio manager to the U.S. Government Sector Portfolio and U.S. Government Sector Portfolio II.

Therefore, effective immediately, the section of the table on page 59, including footnote 4 thereto, in the subsection titled “Portfolio Managers–Other Accounts Managed,” providing information with respect to James M. Keller’s management of other accounts is deleted, and is replaced by the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Rodosky[4]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	6	$1,313	5	$1,222

[4]

Mr. Rodosky manages the U.S. Government Sector Portfolio, which has $6.66 billion in total assets under management as of June 29, 2007. He also manages the U.S. Government Sector Portfolio II, which is not yet operational. Prior to July 16, 2007, Mr. James M. Keller managed the U.S. Government Sector Portfolio and U.S. Government Sector Portfolio II. Information pertaining to registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Rodosky is as of June 29, 2007.

Also, effective immediately, the section of the table on page 64, in the subsection titled “Portfolio Managers–Securities Ownership,” providing information with respect to James M. Keller’s ownership of portfolio securities is deleted, and is replaced by the following:

Stephen Rodosky[2]	U.S. Government Sector Portfolio U.S. Government Sector Portfolio II	None None

[2]

As of July 16, 2007, Mr. Stephen Rodosky manages the U.S. Government Sector Portfolio and the U.S. Government Sector Portfolio II. As of June 30, 2007, Mr. Rodosky did not own any shares in the U.S. Government Sector Portfolio or U.S. Government Sector Portfolio II. Prior to July 16, 2007, Mr. James M. Keller managed the U.S. Government Sector Portfolio and the U.S. Government Sector Portfolio II.

All portions of the Offering Memorandum Supplement relating to the U.S. Government Sector Portfolio and U.S. Government Sector Portfolio II are incorporated herein by reference. Audited financial statements for the U.S. Government Sector Portfolio, as of March 31, 2007, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference solely from the U.S. Government Sector

Portfolio’s March 31, 2007 Annual Report. As of July 16, 2007, the U.S. Government Sector Portfolio II was not operational and thus financial statements are not available.

This amendment does not incorporate by reference those portions of the Offering Memorandum Supplement relating to portfolios other than the U.S. Government Sector Portfolio and U.S. Government Sector Portfolio II. In addition, this amendment does not incorporate by reference audited or unaudited financial statements, or notes or reports thereon, relating to other portfolios.

Investors Should Retain This Amendment For Future Reference

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)	(1)	Declaration of Trust of Registrant/7/

	(2)	Form of Amendment to Declaration of Trust/15/

	(3)	Form of Amended and Restated Declaration of Trust/19/

	(4)	Form of Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest/8/

	(5)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to Long Duration Fund/10/

	(6)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to Convertible Bond Fund/11/

	(7)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds/14/

	(8)	Form of Establishment and Designation of Classes J and Class K/15/

	(9)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to Loan Obligation Fund/15/

	(10)	Form of Amended Designation of Series Relating to Short Duration Municipal Income Fund/15/

	(11)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Private Account Portfolios/16/

	(12)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the Real Return Bond Portfolio/16/

	(13)	Form of Amended Designation of Series Relating to the U.S. Government Sector, U.S. Government Sector II, Mortgage, Mortgage II, Investment Grade Corporate, Select Investment, High Yield, International and Emerging Markets Portfolios/16/

	(14)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to Investment Grade Corporate Bond Fund/17/

(15)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio/18/

(16)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to PIMCO European Convertible Fund/20/

(17)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II/20/

(18)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the Real Return Fund II and Real Return Asset Fund/21/

(19)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS Total Return Fund/23/

(20)	Form of Establishment and Designation of Advisor Class and Class R/24/

(21)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO All Asset Fund/23/

(22)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Diversified Income Fund/25/

(23)	Form of Establishment and Designation of Additional Classes of Shares of Beneficial Interest Relating to the StocksPLUS Total Return Fund/26/

(24)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest Relating to the PIMCO All Asset All Authority Fund, PIMCO European StocksPLUS TR Strategy Fund, PIMCO Far East (ex-Japan) StocksPLUS TR Strategy Fund, PIMCO International StocksPLUS TR Strategy Fund, PIMCO Japanese StocksPLUS TR Strategy Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO StocksPLUS Municipal-Backed Fund and PIMCO StocksPLUS Short Strategy Fund/27/

(25)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Foreign Bond Fund (Unhedged)/29/

(26)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Floating Income Fund/30/

	(27)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund/33/

	(28)	Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Small Cap StocksPLUS TR Fund/34/

	(29)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO High Yield Municipal Bond Fund dated April 18, 2006/35/

	(30)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund dated May 22, 2006/36/

	(31)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged) dated August 15, 2006/39/

	(32)	Amended Designation of One Existing Series of Shares of Beneficial Interest Relating to the Redesignation of the PIMCO International StocksPLUS TR Strategy Fund to the PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged) dated October 1, 2006/39/

	(33)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Developing World Bond Fund dated October 5, 2006/40/

	(34)	Amended Designation of One Existing Series of Shares of Beneficial Interest Relating to the Redesignation of the PIMCO Developing World Bond Fund to the PIMCO Emerging Local Bond Fund dated November 14, 2006/40/

	(35)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO Income Fund dated November 14, 2006/41/

	(36)	Establishment and Designation of Series of Shares of Beneficial Interest Relating to the PIMCO StocksPLUS® Long Duration Fund /42/

(b)	Form of By-Laws of Registrant/7/

(c)	Not applicable

(d)	(1)	Form of Investment Advisory Contract/7/

	(2)	Form of Amendment to Investment Advisory Contract/7/

	(3)	Form of Supplement to Investment Advisory Contract Relating to StocksPLUS Short Strategy Fund/2/

	(4)	Supplement to Investment Advisory Contract Relating to Balanced Fund/3/

	(5)	Form of Supplement to Investment Advisory Contract Relating to Global Bond Fund II/5/

	(6)	Form of Supplement to Investment Advisory Contract Relating to Real Return Bond Fund/5/

	(7)	Form of Supplement to Investment Advisory Contract Relating to Low Duration Mortgage Fund, Total Return Mortgage Fund, Emerging Markets Bond Fund, and Emerging Markets Bond Fund II/6/

	(8)	Form of Supplement to Investment Advisory Contract Relating to Municipal Bond Fund /9/

	(9)	Form of Supplement to Investment Advisory Contract Relating to Long Duration Fund/10/

	(10)	Form of Supplement to Investment Advisory Contract Relating to Convertible Fund/12/

	(11)	Form of Supplement to Investment Advisory Contract Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds/14/

(12)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Private Account Portfolios/16/

(13)	Form of Investment Advisory Contract/18/

(14)	Form of Supplement to Investment Advisory Contract Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio/18/

(15)	Form of Supplement to Investment Advisory Contract Relating to Loan Obligation Fund/19/

(16)	Form of Supplement to Investment Advisory Contract Relating to PIMCO European Convertible Fund/20/

(17)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II/20/

(18)	Form of Supplement to Investment Advisory Contract Relating to the Real Return Fund II and Real Return Asset Fund/21/

(19)	Form of Supplement to Investment Advisory Contract Relating to the PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS Total Return Fund/23/

(20)	Form of Asset Allocation Sub-Advisory Agreement Relating to the PIMCO All Asset Fund/23/

(21)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Diversified Income Fund/25/

(22)	Form of Amended and Restated Investment Advisory Contract/27/

(23)	Form of Asset Allocation Sub-Advisory Agreement Relating to the PIMCO All Asset All Authority Fund/28/

(24)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Foreign Bond Fund (Unhedged)/30/

(24)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Floating Income Fund/30/

(25)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund/33/

	(26)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Small Cap StocksPLUS TR Fund/34/

	(27)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO High Yield Municipal Bond Fund/35/

	(28)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund/36/

	(29)	Form of Sub-Advisory Agreement relating to the Fundamental IndexPLUS Fund and Fundamental IndexPLUS TR Fund/38/

	(30)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged)/39/

	(31)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Emerging Local Bond Fund/40/

	(32)	Supplement to Amended and Restated Investment Advisory Contract Relating to the PIMCO Income Fund/41/

	(33)	Supplement to Amended and Restated Investment Advisory Contract Relating to the PIMCO StocksPLUS® Long Duration Fund /42/

(e)	(1)	Form of Amended and Restated Distribution Contract/13/

	(2)	Form of Supplement to Amended and Restated Distribution Contract Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds/14/

	(3)	Form of Japan Dealer Sales Contract/13/

	(4)	Form of Supplement to Amended and Restated Distribution Contract Relating to PIMCO Private Account Portfolios/16/

	(5)	Form of Distribution Contract/19/

	(6)	Form of Supplement to Distribution Contract Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio/19/

	(7)	Form of Supplement to Distribution Contract Relating to PIMCO European Convertible Fund/20/

	(8)	Form of Supplement to Distribution Contract Relating to PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II/20/

	(9)	Form of Supplement to Distribution Contract Relating to the Real Return Fund II and Real Return Asset Fund /21/

	(10)	Form of Supplement to Distribution Contract Relating to the PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS Total Return Fund/23/

	(11)	Form of Distribution Contract/24/

	(12)	Form of Supplement to Distribution Contract Relating to the PIMCO Diversified Income Fund/25/

	(13)	Form of Supplement to Distribution Contract Relating to the PIMCO All Asset All Authority Fund, PIMCO European StocksPLUS TR Strategy Fund, PIMCO Far East (Ex-Japan) StocksPLUS TR Strategy Fund, PIMCO International StocksPLUS TR Strategy Fund, PIMCO Japanese StocksPLUS TR Strategy Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO StocksPLUS Municipal-Backed Fund and PIMCO StocksPLUS Short Strategy Fund/27/

	(14)	Form of Distribution Contract Relating to the PIMCO Foreign Bond Fund (Unhedged)/30/

	(15)	Form of Distribution Contract Relating to the PIMCO Floating Income Fund/30/

	(16)	Form of Distribution Contract Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund/33/

	(17)	Form of Distribution Contract Relating to the PIMCO Small Cap StocksPLUS TR Fund/34/

	(18)	Form of Distribution Contract Relating to the PIMCO High Yield Municipal Bond Fund/35/

	(19)	Form of Distribution Contract Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund/36/

	(20)	Form of Distribution Contract Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged)/39/

	(21)	Form of Distribution Contract Relating to the PIMCO Emerging Local Bond Fund/40/

	(22)	Supplement to Distribution Contract Relating to the PIMCO Income Fund/41/

	(23)	Supplement to Distribution Contract Relating to the PIMCO StocksPLUS® Long Duration Fund /42/

(f)	Not applicable

(g)	Form of Custody and Investment Accounting Agreement/13/

(h)	(1)	Form of Amended and Restated Administration Agreement/9/

	(2)	Form of Supplement to Amended and Restated Administration Agreement relating to Long Duration Fund/10/

	(3)	Form of Supplement to Amended and Restated Administration Agreement Relating to Convertible Bond Fund/12/

	(4)	Form of Supplement to Amended and Restated Administration Agreement Relating to Class J and Class K Shares/13/

	(5)	Form of Supplement to Amended and Restated Administration Agreement Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds/14/

	(6)	Form of Supplement to Amended and Restated Administration Agreement Relating to PIMCO Private Account Portfolios/16/

	(7)	Form of Second Amended and Restated Administration Agreement/19/

	(8)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio/19/

	(9)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to Loan Obligation Fund/19/

	(10)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to PIMCO European Convertible Fund/20/

	(11)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II/20/

	(12)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to the Real Return Fund II and Real Return Asset Fund /21/

	(13)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to the PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS Total Return Fund/23/

	(14)	Form of Supplement to Second Amended and Restated Administration Agreement Relating to the PIMCO Diversified Income Fund/25/

	(15)	Form of Second Amended and Restated Administration Agreement/27/

	(16)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO Foreign Bond Fund (Unhedged)/30/

	(17)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO Floating Income Fund/30/

	(18)	Form of Administration Agreement Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund/33/

	(19)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO Small Cap StocksPLUS Fund/34/

	(20)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO High Yield Municipal Bond Fund/35/

	(21)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund/36/

	(22)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged)/39/

	(23)	Form of Second Amended and Restated Administration Agreement Relating to the PIMCO Emerging Local Bond Fund /40/

	(24)	Amended and Restated Supplement to Second Amended and Restated Administration Agreement Relating to the PIMCO Income Fund /41/

	(25)	Form of Shareholder Servicing Agreement/9/

	(26)	Form of Transfer Agency Agreement/7/

	(27)	Form of Transfer Agency Agreement with Shareholder Services, Inc./1/

	(28)	Amended and Restated Supplement to Second Amended and Restated Administration Agreement Relating to the PIMCO StocksPLUS® Long Duration Fund /42/

(i)	Not applicable

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Form of Distribution and Servicing Plan for Class A Shares/4/

	(2)	Form of Distribution and Servicing Plan for Class B Shares/4/

	(3)	Form of Distribution and Servicing Plan for Class C Shares/4/

	(4)	Form of Amended and Restated Distribution Plan for Administrative Class Shares/7/

	(5)	Form of Amended and Restated Administrative Services Plan for Administrative Class Shares/7/

	(6)	Form of Distribution and Servicing Plan for Class J Shares/13/

	(7)	Form of Distribution and Servicing Plan for Class K Shares/13/

	(8)	Form of Distribution and Servicing Plan for Class C Shares of the Short Duration Municipal Income Fund/22/

	(9)	Form of Administrative Services Plan for Advisor Class Shares/24/

	(10)	Form of Distribution Plan for Advisor Class Shares/24/

	(11)	Form of Distribution and Services Plan for Class R Shares/24/

(n)	(1)	Form of Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /13/

	(2)	Form of Second Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /21/

	(3)	Form of Third Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /24/

	(4)	Form of Fourth Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /24/

(p)	(1)	Form of Code of Ethics for the Registrant/34/

	(2)	Form of Code of Ethics for PIMCO/34/

	(3)	Form of Code of Ethics for Allianz Global Investors Distributors LLC/38/

	(4)	Form of Code of Ethics for Research Affiliates, LLC/40/

*	Form of Power of Attorney/6/
**	Form of Power of Attorney/19/
***	Form of Power of Attorney/32/
****	Form of Power of Attorney/37/

/1/	Filed with Post Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995, and incorporated by reference herein.
/2/	Filed with Post-Effective Amendment No. 27 on January 16, 1996, and incorporated by reference herein.
/3/	Filed with Post-Effective Amendment No. 28 on April 1, 1996, and incorporated by reference herein.
/4/	Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996, and incorporated by reference herein.
/5/	Filed with Post Effective Amendment No. 33 on January 13, 1997, and incorporated by reference herein.
/6/	Filed with Post-Effective Amendment No. 36 on July 11, 1997, and incorporated by reference herein.
/7/	Filed with Post-Effective Amendment No. 37 on November 17, 1997, and incorporated by reference herein.
/8/	Filed with Post-Effective Amendment No. 39 on January 15, 1998, and incorporated by reference herein.
/9/	Filed with Post-Effective Amendment No. 40 on March 13, 1998, and incorporated by reference herein.
/10/	Filed with Post-Effective Amendment No. 42 on September 11, 1998, and incorporated by reference herein.
/11/	Filed with Post-Effective Amendment No. 43 on January 15, 1999, and incorporated by reference herein.
/12/	Filed with Post-Effective Amendment No. 44 on April 2, 1999, and incorporated by reference herein.
/13/	Filed with Post-Effective Amendment No. 45 on May 26, 1999, and incorporated by reference herein.
/14/	Filed with Post-Effective Amendment No. 46 on June 17, 1999, and incorporated by reference herein.

/15/	Filed with Post-Effective Amendment No. 50 on October 1, 1999, and incorporated by reference herein.
/16/	Filed with Amendment No. 55 to the Registration Statement under the Investment Company Act of 1940 on October 8, 1999, and incorporated by reference herein.
/17/	Filed with Post-Effective Amendment No. 52 on December 15, 1999, and incorporated by reference herein.
/18/	Filed with Amendment No. 61 to the Registration Statement under the Investment Company Act of 1940 on May 16, 2000, and incorporated by reference herein.
/19/	Filed with Post-Effective Amendment No. 54 on May 18, 2000, and incorporated by reference herein.
/20/	Filed with Post-Effective Amendment No. 57 on August 31, 2000, and incorporated by reference herein.
/21/	Filed with Post-Effective Amendment No. 60 on May 17, 2001, and incorporated by reference herein.
/22/	Filed with Post-Effective Amendment No. 65 on April 1, 2002, and incorporated by reference herein.
/23/	Filed with Post-Effective Amendment No. 68 on June 28, 2002, and incorporated by reference herein.
/24/	Filed with Post-Effective Amendment No. 74 on December 30, 2002, and incorporated by reference herein.
/25/	Filed with Post-Effective Amendment No. 78 on June 30, 2003, and incorporated by reference herein.
/26/	Filed with Post-Effective Amendment No. 81 on July 31, 2003, and incorporated by reference herein.
/27/	Filed with Post-Effective Amendment No. 85 on September 30, 2003, and incorporated by reference herein.
/28/	Filed with Post-Effective Amendment No. 86 on October 21, 2003, and incorporated by reference herein.
/29/	Filed with Post-Effective Amendment No. 94 on April 28, 2004, and incorporated by reference herein.

/30/	Filed with Post-Effective Amendment No. 97 on July 30, 2004, and incorporated by reference herein.
/31/	Filed with Post-Effective Amendment No. 98 on March 16, 2005, and incorporated by reference herein.
/32/	Filed with Post-Effective Amendment No. 99 on May 27, 2005, and incorporated by reference herein.
/33/	Filed with Post-Effective Amendment No. 100 on May 31, 2005, and incorporated by reference herein.
/34/	Filed with Post-Effective Amendment No. 106 on March 29, 2006, and incorporated by reference herein.
/35/	Filed with Post-Effective Amendment No. 111 on July 24, 2006, and incorporated by reference herein.
/36/	Filed with Post-Effective Amendment No. 114 on August 29, 2006, and incorporated by reference herein.
/37/	Filed with Post-Effective Amendment No. 116 on October 13, 2006, and incorporated by reference herein.
/38/	Filed with Post-Effective Amendment No. 117 on October 27, 2006, and incorporated by reference herein.
/39/	Filed with Post-Effective Amendment No. 118 on November 22, 2006, and incorporated by reference herein.
/40/	Filed with Post-Effective Amendment No. 119 on December 19, 2006, and incorporated by reference herein.
/41/	Filed with Post-Effective Amendment No. 123 on March 29, 2007, and incorporated by reference herein.
/42/	To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control With Registrant

The Trust through the CommondityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included, on a consolidated basis, in the CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

Item 25. Indemnification

Reference is made to Article IV of the Registrant’s Declaration of Trust, which was filed with the Registrant’s initial Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser

The directors and officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections
Afonso, Toni	Senior Vice President, Germany Fixed-Income - DIT.

Afrasiabi, Mark S.	Vice President, PIMCO.

Agredano, Carlos	Vice President, PIMCO.

Ahto, Laura A.	Senior Vice President, PIMCO Europe Limited.

Althof, Michael	Vice President, PIMCO.

Amey, Michael	Executive Vice President, PIMCO and PIMCO Europe Limited.

Anctil, Stacie	Vice President, PIMCO.

Anderson, Joshua M.	Senior Vice President, PIMCO.

Andrews, David S.	Executive Vice President, PIMCO.

Anochie, Kwame	Vice President, PIMCO.

Arnold, Tamara J.	Managing Director, PIMCO.

Asay, Michael R.	Executive Vice President, PIMCO.

Asay, Susan	Vice President, PIMCO.

Avancini, Joerg	Vice President, PIMCO.

Baburek, Daniel	Senior Vice President, PIMCO and PIMCO Japan Limited. Formerly Director, Credit Suisse First Boston.

Baker, Brian P.	Executive Vice President, PIMCO and PIMCO Asia PTE Limited.

Bal, Gita	Vice President, PIMCO.

Balls, Andrew T.	Senior Vice President, PIMCO. Formerly Chief U.S. Economics Correspondent, The Financial Times.

Bansal, Sharad	Vice President, PIMCO.

Barnes, Donna	Vice President, PIMCO.

Baz, Jamil	Vice President, PIMCO.

Beaumont, Stephen B.	Executive Vice President, PIMCO.

Benson, Sandra M.	Vice President, PIMCO.

Bentley, Peter I.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Benz II, William R.	Managing Director, PIMCO.

Berndt, Andreas	Senior Vice President, PIMCO.

Bhansali, Vineer	Executive Vice President, PIMCO.

Bishop, Gregory A.	Executive Vice President, PIMCO.

Blair, David J.	Vice President, PIMCO. Formerly Vice President, Nuveen Investments.

Blau, Volker	Executive Vice President, PIMCO.

Blomenkamp, Felix	Senior Vice President, PIMCO.

Blute, Ryan P.	Vice President, PIMCO.

Bodereau, Philippe	Senior Vice President, PIMCO and PIMCO Europe Limited.

Boehm, Timo	Vice President, PIMCO.

Borneleit, Adam	Senior Vice President, PIMCO.

Bosomworth, Andrew	Executive Vice President, PIMCO.

Boyd, Robert C.	Vice President, PIMCO.

Bradshaw, Myles	Vice President, PIMCO. Formerly Global Fund Manager, Threadneedle Asset Management.

Bridwell, Jennifer S.	Senior Vice President, PIMCO. Formerly Senior Account Executive Fannie Mae.

Brittain, W.H. Bruce	Executive Vice President, PIMCO.

Broadwater, Kevin M.	Senior Vice President, PIMCO. Formerly Counsel, Seward & Kissel.

Name	Business and Other Connections
Brown, Erik C.	Senior Vice President, PIMCO; Assistant Treasurer, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, and PIMCO Strategic Global Government Fund, Inc.

Brune, Chris	Vice President, PIMCO.

Brynjolfsson, John B.	Managing Director, PIMCO.

Bui, Giang	Senior Vice President, PIMCO.

Burns, Michael A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Burns, Robert	Vice President, PIMCO. Formerly Senior Director, Freddie Mac.

Burns, R. Wesley	Consulting Managing Director, PIMCO; Trustee of the Trust and PIMCO Variable Insurance Trust; Director of PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Director, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc.

Byer, Jeffrey A.	Vice President, PIMCO. Formerly, Vice President, JP Morgan Chase & Co.

Callin, Sabrina C.	Executive Vice President, PIMCO; Vice President, StocksPLUS Management, Inc.

Carnachan, Robert Scott	Senior Vice President, PIMCO and PIMCO Asia PTE Limited.

Cavalieri, John	Vice President, PIMCO.

Chen, Wing-Harn	Vice President, PIMCO. Formerly Director/Senior Analyst, ABN AMRO Inc.

Chin, Tracy	Vice President, PIMCO and PIMCO Asia PTE Limited.

Chipp, William	Vice President, PIMCO.

Clarida, Richard H.	Executive Vice President, PIMCO. Formerly Chief Economic Strategist, Clinton Group Investment Advisors.

Clark, Marcia K.	Senior Vice President, PIMCO.

Clark, R. Matthew	Vice President, PIMCO.

Clarke, James	Vice President, PIMCO.

Conseil, Cyrille R.	Executive Vice President, PIMCO.

Craven, Paul	Senior Vice President, PIMCO and PIMCO Europe Limited.

Name	Business and Other Connections
Cressy, Jonathan	Vice President, PIMCO.

Cummings, John B.	Executive Vice President, PIMCO.

Cupps, Wendy W.	Managing Director, PIMCO.

Dada, Suhail	Executive Vice President, PIMCO.

Dahlhoff, Juergen	Vice President, PIMCO.

Danielson, Birgitte	Vice President, PIMCO.

Dawson, Craig A.	Executive Vice President, PIMCO.

De Bellis, Mary	Vice President, PIMCO.

DeLorenzo, Nicola A.	Vice President, PIMCO

Devlin, Edward	Senior Vice President, PIMCO.

Dialynas, Chris P.	Managing Director, PIMCO.

Dilek, Burcin	Vice President, PIMCO.

Discher-Remmlinger, Michael	Senior Vice President, PIMCO.

Dorff, David J.	Senior Vice President, PIMCO.

Dorrian, Peter G.	Senior Vice President, PIMCO and PIMCO Australia Pty. Ltd. Formerly Managing Director, Financial Consulting Svcs Pty, LTD.

Dugan, Travis J.	Vice President, PIMCO.

Durham, Jennifer E.	Senior Vice President, PIMCO and Chief Compliance Officer, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, and PIMCO Strategic Global Government Fund, Inc.

Dutta, Manish	Vice President, PIMCO.

Edler, Vernon	Vice President, PIMCO.

Eedes, Linda	Vice President, PIMCO and PIMCO Europe Limited.

Ellis, Edward L.	Vice President, PIMCO.

England, Jason S.	Vice President, PIMCO.

Estep, Bret W.	Vice President, PIMCO.

Evans, Stefanie D.	Vice President, PIMCO.

Fairchild-Jones, Anne	Vice President, PIMCO and PIMCO Europe Limited.

Name	Business and Other Connections
Feeny, Martin E.	Vice President, PIMCO.

Fejdasz, Melissa A.	Vice President, PIMCO.

Fields, Robert A.	Senior Vice President, PIMCO.

Finkenzeller, Thomas	Vice President, PIMCO.

Fisher, Marcellus M.	Senior Vice President, PIMCO.

Flattum, David C.	Executive Vice President, General Counsel, PIMCO; Chief Legal Officer, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Foong, Hock Meng	Executive Vice President, PIMCO and PIMCO Asia PTE Limited. Formerly Managing Director, Bank Pictet & CHE (Asia) Ltd.

Forsyth, Andrew	Vice President, PIMCO and PIMCO Canada Corp. Formerly Regional Director, Russell Investment Group.

Fournier, Joseph A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Fowler, Ellen M.	Vice President, PIMCO.

Foxall, Julian	Senior Vice President, PIMCO and PIMCO Australia Pty Limited.

Frisch, Ursula T.	Senior Vice President, PIMCO.

Fulford III, Richard F.	Executive Vice President, PIMCO and PIMCO Europe Limited.

Furusho, Hiroaki	Vice President, PIMCO.

Gandolfi, Alessandro	Senior Vice President, PIMCO and PIMCO Europe Limited. Formerly Director, Sanpaolo IMI Group.

Garbuzov, Yuri P.	Senior Vice President, PIMCO.

Garden, Kaylee	Vice President, PIMCO.

Gibson, Tom	Vice President, PIMCO.

Gingrich, Robert M.	Vice President, PIMCO.

Gleason, G. Steven	Executive Vice President, PIMCO.

Goldfinger, Nadege	Vice President, PIMCO.

Gomez, Michael A.	Executive Vice President, PIMCO.

Gore, Gregory T.	Senior Vice President, PIMCO.

Gould, Linda J.	Vice President, PIMCO.

Grabar, Gregory S.	Senior Vice President, PIMCO.

Graves, Zoya S.	Vice President, PIMCO.

Greer, Robert J.	Executive Vice President, PIMCO.

Griffiths, Andrew	Senior Vice President, PIMCO and PIMCO Europe Limited. Formerly Director, Credit Research Deutsche Bank.

Griffiths, Stuart P.	Vice President, PIMCO. Formerly Head of Compliance American Express Bank

Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President of the Trust and PIMCO Variable Insurance Trust.

Gruben, Kristin L.	Vice President, PIMCO.

Grzesik, Marco	Vice President PIMCO.

Name	Business and Other Connections
Gupta, Sachin	Vice President, PIMCO and PIMCO Europe Limited.

Gupta, Shailesh	Senior Vice President, PIMCO.

Haaf, Tim	Vice President, PIMCO.

Haeckl, Tanja	Vice President, PIMCO.

Hagmeier, William Robert	Vice President, PIMCO. Formerly Vice President, Advantus Capital Management.

Hally, Gordon C.	Executive Vice President, PIMCO.

Hamalainen, Pasi M.	Managing Director and Executive Committee Member, PIMCO; and Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

Hardaway, John P.	Executive Vice President, PIMCO; Vice President, StocksPLUS Management, Inc.; Treasurer, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Harris, Brent R.	Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Luxembourg S.A.; and Director, PIMCO Luxembourg II.

Harrison, Paul	Vice President, PIMCO and PIMCO Europe Limited.

Harumi, Kazunori	Senior Vice President, PIMCO and PIMCO Japan Limited.

Hastings, Arthur J.	Vice President, PIMCO.

Hayes, Ray C.	Senior Vice President, PIMCO.

Helsing, Jeffrey	Vice President, PIMCO.

Herlan, HansJoerg	Vice President, PIMCO.

Hodge, Douglas M.	Managing Director, PIMCO and PIMCO Japan Limited.

Hoizumi, Masanori	Vice President, PIMCO and PIMCO Japan Limited. Formerly Director, Product Specialist, Deutshe Asset Mgmt. (Japan).

Holden, Brent L.	Managing Director, PIMCO.

Holloway, Dwight F., Jr.	Executive Vice President, PIMCO and PIMCO Europe Limited.

Hudoff, Mark T.	Executive Vice President, PIMCO.

Hughes, Mark Alan	Vice President, PIMCO. Formerly Financial Analyst, W. R. Huff Asset Mgmt.

Huxhorn, Michael	Vice President, PIMCO.

Isberg, Margaret E.	Managing Director, PIMCO and PIMCO Canada Corp.

Name	Business and Other Connections
Ishida, Koji	Vice President, PIMCO and PIMCO Japan Limited.

Ivascyn, Daniel J.	Managing Director, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

Jacobs IV, Lew W.	Managing Director, PIMCO.

Jann, Juergen	Senior Vice President, PIMCO.

Johnson, Nicholas J.	Vice President, PIMCO.

Johnson, Eric D.	Vice President, PIMCO. Formerly Director of Mutual Funds, Wasatch Advisors.

Johnson, Kelly	Vice President, PIMCO.

Jones, Steven L.	Vice President, PIMCO.

Karpov, Natalie	Vice President, PIMCO.

Katz, Ulrich	Senior Vice President, PIMCO.

Kavafyan, Constance	Vice President, PIMCO and PIMCO Europe Limited. Formerly Executive Director, Morgan Stanley.

Keck, Andreas	Senior Vice President, PIMCO.

Kelleher III, Thomas J.	Vice President, PIMCO.

Keller, James M.	Managing Director, PIMCO.

Kellerhals, Philipp	Vice President, PIMCO.

Kelly, Benjamin M.	Vice President, PIMCO.

Kennedy, Raymond G., Jr.	Managing Director, PIMCO.

Kersman, Alec	Vice President, PIMCO.

Kezelman, Jason M.	Vice President, PIMCO.

Kiesel, Mark R.	Executive Vice President, PIMCO.

King, J. Stephen, Jr.	Senior Vice President, PIMCO; Vice President, StocksPLUS Management, Inc.; Vice President and Senior Counsel, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

King, Stephanie L.	Senior Vice President, PIMCO.

Kirkbaumer, Steven P.	Senior Vice President, PIMCO.

Kishimoto, Yayoi	Vice President, PIMCO.

Komatsu, Mitsuaki	Vice President, PIMCO and PIMCO Japan Limited. Formerly Compliance Officer, Frank Russell Japan Co., Ltd.

Korinke, Ryan	Vice President, PIMCO.

Kressin, Thomas	Senior Vice President, PIMCO.

Kuhner, Kevin D.	Vice President, PIMCO and PIMCO Europe Limited.

Lackey, W. M. Reese	Senior Vice President, PIMCO.

Name	Business and Other Connections
Larsen, Henrik P.	Senior Vice President, PIMCO, Vice President the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

LeBrun, Richard R.	Vice President, PIMCO. Formerly Associate, Ropes & Gray LLP.

Lee, Alvin Lip Sin	Vice President, PIMCO and PIMCO Asia PTE Limited.

Lee, Robert Ru-Bor	Vice President, PIMCO.

Lehavi, Yanay	Senior Vice President, PIMCO.

Li, Li	Vice President, PIMCO.

Lian, Chia Liang	Vice President, PIMCO and PIMCO Asia PTE Limited. Formerly Vice President, JP Morgan Chase Bank.

Linder, Astrid	Vice President, PIMCO.

Linder, Dominique	Vice President, PIMCO.

Lindgren, Peter L.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Loftus, John S.	Consulting Managing Director, PIMCO.

Loh, John	Vice President, PIMCO.

Lopez, Rafael A.	Vice President, PIMCO and PIMCO Japan Limited. Formerly Vice President, State Street.

Louanges, Matthieu	Executive Vice President, PIMCO.

Lowe, Erika H.	Vice President, PIMCO. Formerly Vice President, JP Morgan.

Lown, David C.	Executive Vice President, PIMCO.

Ludwig, Steven	Senior Vice President, PIMCO

Mak, Richard	Vice President, PIMCO.

Manseau, Chantal M.	Vice President, PIMCO.

Mariappa, Sudesh N.	Managing Director, PIMCO.

Martel, Rene	Vice President, PIMCO.

Martin, Scott W.	Senior Vice President, PIMCO.

Masanao, Tomoya	Executive Vice President, PIMCO and PIMCO Japan Limited.

Mather, Scott A.	Managing Director and Executive Committee Member, PIMCO.

Matsui, Akinori	Executive Vice President, PIMCO and PIMCO Japan Limited.

Mayershofer, Veronika	Vice President, PIMCO.

Name	Business and Other Connections
McCann, Patrick Murphy	Vice President, PIMCO.

McCray, Mark V.	Managing Director, PIMCO.

McCulley, Paul A.	Managing Director, PIMCO.

McDevitt, Joseph E.	Managing Director, PIMCO; Director and Chief Executive Officer, PIMCO Europe Limited; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

Mead, Robert	Executive Vice President, PIMCO.

Meehan, James P., Jr.	Senior Vice President, PIMCO.

Meggers, Julie	Vice President, PIMCO.

Merz, Frederic	Vice President, PIMCO.

Metsch, Mark E.	Vice President, PIMCO.

Mewbourne, Curtis A.	Executive Vice President, PIMCO.

Mierau, Kris	Vice President, PIMCO.

Miller, John M.	Executive Vice President, PIMCO.

Miller, Kendall P., Jr.	Senior Vice President, PIMCO.

Millimet, Scott A.	Senior Vice President, PIMCO.

Milo, Davida J.	Senior Vice President, PIMCO.

Minaki, Haruki	Senior Vice President, PIMCO and PIMCO Japan Limited. Formerly Vice President, JP Morgan Partners.

Mitchell, Gail	Senior Vice President, PIMCO.

Mogelof, Eric	Senior Vice President, PIMCO.

Monson, Kristen S.	Executive Vice President, PIMCO.

Montgomery, John C.	Vice President, PIMCO.

Moore, James F.	Executive Vice President, PIMCO.

Morena, Robert	Senior Vice President, PIMCO. Formerly Managing Director, JP Morgan Asset Management.

Muehlethaler, Jeffrey Charles	Vice President, PIMCO. Formerly Vice President, Deutsche Bank.

Mukherji, Raja	Senior Vice President, PIMCO. Formerly Senior Research Analyst, Chatham Asset Management.

Name	Business and Other Connections
Mulcahy, Matt	Vice President, PIMCO and PIMCO Australia Pty Limited.

Murano, Yuko	Vice President, PIMCO and PIMCO Japan Limited.

Murata, Alfred T.	Vice President, PIMCO.

Muzzy, James F.	Managing Director, PIMCO; Chairman and Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Director and Vice President, StocksPLUS Management, Inc.

Nambimadom, Ramakrishnan	Senior Vice President, PIMCO.

Nest, Matthew J.	Vice President, PIMCO and PIMCO Asia PTE Ltd.

Ng, Albert K.	Vice President, PIMCO.

Nguyen, Tommy D.	Vice President, PIMCO.

Nicholls, Steven B.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Nieves, Roger O.	Senior Vice President, PIMCO.

Nojima, Sachiko	Vice President, PIMCO and PIMCO Japan Limited.

Norris, John F.	Vice President, PIMCO.

O’Connell, Gillian	Senior Vice President, PIMCO and PIMCO Europe Limited.

Okamura, Shigeki	Senior Vice President, PIMCO and PIMCO Japan Limited.

Okuma, Sachiko	Vice President, PIMCO.

Okun, Ric	Senior Vice President, PIMCO.

Ong, Arthur Y.D.	Senior Vice President, PIMCO.

Ongaro, Douglas J.	Executive Vice President, PIMCO.

Osborne, Simon T.	Vice President, PIMCO and PIMCO Europe Limited.

Osses, Guillermo A.	Senior Vice President, PIMCO. Formerly Director, Barclays Capital.

Otterbein, Thomas J.	Managing Director, PIMCO.

Name	Business and Other Connections
Ozeki, Koyo	Executive Vice President, PIMCO and PIMCO Japan Limited. Formerly Senior Advisor, Nomura Securities.

Pagani, Lorenzo	Vice President, PIMCO.

Parikh, Saumil H.	Senior Vice President, PIMCO and PIMCO Japan Limited.

Patock, Viola	Vice President, PIMCO.

Paulson, Bradley W.	Executive Vice President, PIMCO.

Perez, Keith	Senior Vice President, PIMCO.

Philipp, Elizabeth M.	Executive Vice President, PIMCO.

Phillipson, Daniel	Vice President, PIMCO.

Pimentel, Rudy	Vice President, PIMCO.

Pittman, David J.	Senior Vice President, PIMCO.

Podlich III, William F.	Consulting Managing Director, PIMCO.

Porterfield, Mark	Executive Vice President, PIMCO.

Potthof, Axel	Senior Vice President, PIMCO.

Powers, William C.	Managing Director, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

Qu, Wendong	Senior Vice President, PIMCO.

Name	Business and Other Connections
Ratner, Joshua	Vice President, PIMCO. Formerly Associate, Skadden, ARPS, Slate, Meagher & Flom LLP.

Ravano, Emanuele	Managing Director, PIMCO and PIMCO Europe Limited.

Reimer, Danelle J.	Vice President, PIMCO.

Reimer, Ronald M.	Senior Vice President, PIMCO.

Reisz, Paul W.	Senior Vice President, PIMCO.

Repoulis, Yiannis	Senior Vice President, PIMCO and PIMCO Europe Limited.

Reynolds, Stephen E.	Vice President, PIMCO.

Rice, Thomas	Senior Vice President, PIMCO and PIMCO Europe Limited.

Richards, Suzanne	Vice President, PIMCO.

Rodosky, Stephen A.	Executive Vice President, PIMCO.

Rogers, William A.	Vice President, PIMCO and PIMCO Australia Pty Limited.

Rolf, Alex	Vice President, PIMCO.

Rollins, Melody	Senior Vice President, PIMCO.

Romano, Mark A.	Senior Vice President, PIMCO.

Roney, Scott L.	Executive Vice President, PIMCO.

Ronnie, Stephen	Vice President, PIMCO.

Rosen, Bret J.G.	Vice President, PIMCO. Formerly Vice President, Trust Company of the West.

Rowe, Cathy T.	Vice President, PIMCO.

Rudolph, Lynn H.	Vice President, PIMCO. Formerly Head of Human Resources, ING.

Ruthen, Seth R.	Executive Vice President, PIMCO.

Name	Business and Other Connections
Sargent, Jeffrey M.	Executive Vice President, PIMCO; Senior Vice President, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Schaus, Stacy L.	Senior Vice President, PIMCO. Formerly Principal, Hewitt Associates.

Scherzinger, Marion	Vice President, PIMCO.

Schmider, Ernest L.	Managing Director, PIMCO; President, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Variable Insurance Trust; President, PIMCO Strategic Global Government Fund, Inc.; Director and Assistant Secretary, StocksPLUS Management, Inc.

Schnatterer, Monika	Vice President, PIMCO.

Schucking, Ivor E.	Executive Vice President, PIMCO.

Schuetz, Patricia Ann	Vice President, PIMCO and PIMCO Europe Limited. Formerly Director, Credit Suisse Asset Management.

Schulist, Stephen O.	Senior Vice President, PIMCO.

Schultes, Adrian O.	Vice President, PIMCO. Formerly Regional Director, Ibbotson Associates.

Schwab, Gerlinde	Vice President, PIMCO.

Schwetz, Myckola	Vice President, PIMCO.

Scibisz, Iwona E.	Vice President, PIMCO.

Sejima, Toru	Vice President, PIMCO.

Seksaria, Rahul M.	Vice President, PIMCO.

Seliga, Denise C.	Executive Vice President and Chief Compliance Officer, PIMCO.

Sellers, Devin L.	Senior Vice President, PIMCO.

Senne, Verena	Vice President, PIMCO.

Shaler, Timothy L.	Senior Vice President, PIMCO.

Shaw, Matthew D.	Vice President, PIMCO.

Sheehy, Erica H.	Vice President, PIMCO.

Shepherd, Julie M.	Vice President, PIMCO.

Shiroyama, Taro	Vice President, PIMCO and PIMCO Japan Limited.

Short, Jonathan D.	Senior Vice President, PIMCO. Formerly Senior Vice President, Putnam Investments.

Name	Business and Other Connections
Simon, W. Scott	Managing Director, PIMCO.

Simpson, Roy	Vice President, PIMCO and PIMCO Europe Limited. Formerly Director of Fund Administration, Bank of New York.

Skobtsov, Ivan	Senior Vice President, PIMCO.

Somersan-Coqui, Aylin	Vice President, PIMCO.

Sonner, Michael	Senior Vice President, PIMCO.

Soto, Alyssa M.	Vice President, PIMCO.

Spalding, Scott M.	Senior Vice President, PIMCO.

Spandri, Tobias	Vice President, PIMCO.

Spicijaric, Jennifer N.	Vice President, PIMCO.

Stafford, Kimberley G.	Vice President, PIMCO.

Staub, Christian Martin	Vice President, PIMCO. Formerly Managing Director, AGI (Schweiz) AG.

Stauffer, Christina	Vice President, PIMCO.

Stetler, Bryan R.	Vice President, PIMCO.

Strauch, Joel E.	Senior Vice President, PIMCO.

Stravato, Richard	Vice President, PIMCO.

Strelow, Peter G.	Senior Vice President, PIMCO.

Struc, Alexandru	Vice President, PIMCO.

Sun, Hao	Vice President, PIMCO and PIMCO Asia PTE Ltd. Formerly Director, ING Bank, Hong Kong.

Suskind, Don	Vice President, PIMCO.

Suter, Joachim	Vice President, PIMCO and PIMCO Europe Limited. Formerly Client Relationship Manager, UBS Asset Mgmt.

Takano, Makoto	Managing Director, PIMCO and PIMCO Japan Limited.

Takechi, Yoichi	Vice President, PIMCO and PIMCO Japan Limited. Formerly Manager, Mizuho Securities.

Takeuchi, Ichiro	Vice President, PIMCO and PIMCO Japan Limited.

Telish, Christine M.	Vice President, PIMCO.

Tersin, Dominique	Vice President, PIMCO and PIMCO Europe Limited.

Theodore, Kyle J., Jr.	Senior Vice President, PIMCO.

Thompson, Michael F.	Vice President, PIMCO. Formerly Client Service Executive, WAMCO.

Thompson, William S.	Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO; Director and President, StocksPLUS Management, Inc.; Senior Vice President, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Variable Insurance Trust.

Thurston, Powell C.	Senior Vice President, PIMCO.

Toloui – Tehrani, Ramin	Senior Vice President, PIMCO. Formerly Director, Office of the Western Hemisphere, U.S. Department of Treasury.

Tomlinson, Brian	Vice President, PIMCO.

Name	Business and Other Connections
Traber, Eva	Vice President, PIMCO.

Trevithick, Natalie	Vice President, PIMCO. Formerly Credit Trader, Barclays Capital.

Trovato, Michael J.	Vice President, PIMCO.

Tsubota, Shiro	Senior Vice President, PIMCO and PIMCO Japan Limited. Formerly Head of Asset Mgmt. Advisory, Deutsche Securities Ltd. Tokyo.

Tyson, Richard E.	Executive Vice President, PIMCO.

Vallarta-Jordal, Maria-Theresa F.	Senior Vice President, PIMCO.

Van De Zilver, Peter A.	Vice President, PIMCO.

van Heel, Marc	Executive Vice President, PIMCO and PIMCO Europe Limited.

Van Zoelen, Henk Jan	Vice President, PIMCO and PIMCO Europe Limited. Formerly Investment Consultant, Watson Wyatt.

Velasco, Christine A.	Vice President, PIMCO.

Velicer, Erik	Vice President, PIMCO.

Viana, David	Senior Vice President, PIMCO.

Von der Linden, Greg S.	Vice President, PIMCO. Formerly Senior Vice President, Bank of America.

Wada, Hiromi	Vice President, PIMCO and PIMCO Japan Limited. Formerly Vice President, Cititrust & Banking Corporation.

Walenbergh, Mark	Vice President, PIMCO.

Walker, Trent W.	Vice President, PIMCO. Formerly Senior Manager, PricewaterhouseCoopers.

Walther, Kasten	Vice President, PIMCO.

Ward, Jim	Executive Vice President, PIMCO.

Watchorn, Michael	Senior Vice President, PIMCO.

Weil, Richard M.	Managing Director, Chief Operating Officer and Executive Committee Member, PIMCO.

Weinberger, Michelle	Vice President, PIMCO. Formerly Vice President, Goldman Sachs Asset Mgmt.

White, Timothy C.	Senior Vice President, PIMCO.

Whiting, Lori	Senior Vice President, PIMCO.

Whitton, Bransby	Vice President, PIMCO.

Wild, Christian	Senior Vice President, PIMCO.

Wildfoerster, Kai	Vice President, PIMCO.

Willemsen, Michael J.	Vice President, PIMCO, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Williams, Charles A., III	Vice President, PIMCO.

Williams, Jason A.	Vice President, PIMCO.

Wilner, Mitchell W.	Senior Vice President, PIMCO. Formerly Director/Senior Trader, Mason Street Advisors, LLC.

Name	Business and Other Connections
Wilson, John F.	Executive Vice President, PIMCO.

Wilson, Susan L.	Executive Vice President, PIMCO.

Winters, Kevin M.	Vice President, PIMCO.

Witt, Frank	Senior Vice President, PIMCO.

Wittkop, Andrew T.	Vice President, PIMCO.

Wolf, Greggory S.	Vice President, PIMCO.

Wong, Tammy Nguyen	Vice President, PIMCO.

Wood, George H.	Executive Vice President, PIMCO.

Worah, Mihir P.	Executive Vice President, PIMCO.

Xu, Jianghua (John)	Vice President, PIMCO.

Yamamoto, Shinichi	Senior Vice President, PIMCO and PIMCO Japan Limited.

Yang, Jing	Vice President, PIMCO. Formerly Structurer, Morgan Stanley.

Yasnov, Vadim I.	Vice President, PIMCO.

Young, David	Executive Vice President, PIMCO and PIMCO Europe Limited.

Yu, Anna	Vice President, PIMCO.

Yu, Cheng-Yuan	Executive Vice President, PIMCO.

Yu, Walter	Vice President, PIMCO.

Zhang, Ji Sheng	Vice President, PIMCO.

Zheng, Yingying	Vice President, PIMCO.

Zhu, Changhong	Managing Director, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors Distributors LLC is 2187 Atlantic Street, Stamford, CT 06902.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Principal, Chairman and Chief Investment Officer, Research Affiliates. Formerly Editor, Financial Analysts Journal.

Brennan, Stephen	Vice President, Research Affiliates.

Gratz, Doug	Vice President, Research Affiliates.

Hennessy, David	Director, Marketing and Client Services, Research Affiliates.

Hsu, Jason C.	Principal, Director of Research and Investment Management, Research Affiliates

Lee, Eric	Vice President, Research Affiliates.

Li, Feifei	Vice President, Research Affiliates.

Nesbit, Janine A.	Principal, Director of Administration, Chief Legal and Compliance Officer, Research Affiliates

Sherrerd, Katy	Principal, Strategic Planning and Affiliate Relations

West, John	Vice President, Research Affiliates.

Wildermuth, Jack	Vice President, Research Affiliates.

Zhu, Julia	Vice President, Research Affiliates.

The address of Research Affiliates is 155 N. Lake Ave., Suite 900, Pasadena, CA 91101.

Item 27.	Principal Underwriters

(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for the Allianz Funds. The Distributor is an indirect subsidiary of Allianz Global Investors of America L.P.

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Aarts, Erik M.	Senior Vice President, Fixed Income Product Manager	None

Allen, Michael T.	Vice President	None

Andresen, Kiley	Vice President, National Accounts Manager	None

Bishopp, Malcolm F.	Managing Director	None

Brannan, Mike	Senior Vice President	None

Brennan, Deborah P.	Vice President, Compliance Officer	None

Brenes, Jennifer Ann	Vice President	None

Brown, Matt	Senior Vice President	None

Bruce, Fred	Vice President	None

Burke, Martin	Senior Vice President, Divisional Sales Manager	None

Colombo, Cindy	Vice President, Retirement Plans	None

Cotton, Lesley	Vice President, Senior Copywriter	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Daly, Daniel	Vice President, On-Line Marketing	None

Davidson, Kellie E.	Assistant Secretary	None

DeNicolo, Paul	Vice President	None

Fessel, Jonathan P.	Senior Vice President	None

Gallagher, Michael J.	Vice President	None

Gengo, Joseph	Vice President	None

Gray, Ronald H.	Senior Vice President	None

Hally, Dan	Vice President	None

Ham, JoAnn	Senior Vice President	None

Hammond, Ned	Senior Vice President	None

Harrington, John	Vice President	None

Harry, Seon L.	Vice President	None

Hayes, Derek B.	Senior Vice President	None

Healey, William V.	Executive Vice President, Chief Legal Officer, Secretary	None

Higgins, Timothy J.	Vice President	None

Hoffmann, Christoph	Senior Vice President, Chief Operating Officer, Global Retail Division	None

Hooper, Kristina	Senior Vice President, Equity Product Manager	None

Horan, Christopher	Vice President	None

Howell, Steve	Vice President	None

Hussey, John B.	Vice President	None

Jacobs, Brian	Managing Director, Co-Head of Sales	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Kanode, Dustin	Vice President	None

Kirk, Richard	Senior Vice President	None

Laing, Andrew G.	Vice President	None

Laut, Stephen	Senior Vice President	None

Lynch, William E.	Senior Vice President, Divisional Sales Manager	None

Maloney, Andy	Vice President	None

Maney, John C.	Chief Financial Officer	None

Martin, Colleen	Controller	None

McAdams, Ann	Vice President	None

McMenamin, Joseph T.	Senior Vice President	None

Meyer, Wayne	Senior Vice President	None

Meyers, Andrew J.	Managing Director, Chief Operating Officer	None

Milburn, R. Lee	Senior Vice President	None

Moore, E. Blake, Jr.	Managing Director and Chief Executive Officer	None

Moyer, Fiora N.	Senior Vice President	None

Murphy, George	Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Neugebauer, Phil J.	Managing Director	None

Nguyen, Vinh T.	Senior Vice President, Treasurer	None

Orr, Kelly	Vice President	None

Patrick, James K. IV	Managing Director, Co-Head of Sales	None

Pearlman, Joffrey H.	Senior Vice President	None

Pisapia, Glynne	Senior Vice President	None

Potesta, Tiffani A.	Vice President	None

Quigley, Jennifer	Vice President	None

Rose, Scott	Vice President	None

Rosoff, Jay S.	Senior Vice President, Divisional Sales Manager	None

Rotondi, John	Vice President, Chief Compliance Officer	None

Rudman, Stephen M.	Senior Vice President, Head of Internal Sales	None

Shanley, Kevin M.	Vice President	None

Smith, Cathy	Senior Vice President, Communications Director	None

Smith Jr., Eugene M.	Senior Vice President, Design Director	None

Smith, Marty	Senior Vice President	None

Stahl, Cathleen Meere	Vice President	None

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Thomas, Mark G.	Vice President, National Accounts Manager, Managed Accounts	None

Thompson, Kathleen C.	Vice President, National Accounts Manager	None
Tiedemann Jr., Barrie L.	Senior Vice President	None

Toner, William T.	Senior Vice President	None

Triolo, Richard	Senior Vice President, Divisional Sales Manager	None

Troyer, Paul H.	Senior Vice President	None

Whitehouse, Scott	Senior Vice President	None

Willbrand, James Kevin	Vice President	None

Willett, Nick	Senior Vice President, Divisional Sales Manager	None

Wingate, Justin R.	Vice President	None

Zimmerman, Glen A.	Vice President, Sr. Marketing Manager	None

*	The business address of all officers of the Distributor is either 2187 Atlantic Street, Stamford, CT 06902, 1345 Avenue of the Americas, 4th Floor, New York, NY 10105, or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

Item 28. Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105 and PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 17th day of July, 2007.

PIMCO FUNDS
(Registrant)

By:
Ernest L. Schmider*
President

*By:	/s/ ROBERT W. HELM
Robert W. Helm
as attorney-in-fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 99 to Registration Statement No. 33-12113 on May 27, 2005.